Rule 497(e)

Registration Nos. 333-125751 and 811-21774

FIRST TRUST EXCHANGE-TRADED FUND
(the “Trust”)

 FIRST TRUST VALUE LINE® 100 EXCHANGE-TRADED FUND
FIRST TRUST VALUE LINE® DIVIDEND INDEX FUND
(each a “Fund”)

SUPPLEMENT TO THE PROSPECTUS
DATED MAY 1, 2019

DATED SEPTEMBER 27, 2019

1. Notwithstanding anything to the contrary in the Fund’s Prospectus, the last sentence of the second paragraph of the section entitled “Summary Information – First Trust Value Line® 100 Exchange-Traded Fund (FVL) – Principal Investment Strategies” is deleted in its entirety.

2. Notwithstanding anything to the contrary in the Fund’s Prospectus, the last sentence of the second paragraph of the section entitled “Summary Information – First Trust Value Line® Dividend Index Fund (FVD) – Principal Investment Strategies” is deleted in its entirety.

PLEASE KEEP THIS SUPPLEMENT WITH THE YOUR FUND PROSPECTUS
FOR FUTURE REFERENCE